UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21883

Oppenheimer Rochester Ohio Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—102.7%
Ohio—87.9%
$1,000,000	American Municipal Power, OH (Prairie State Energy Campus)	5.750%	02/15/2039	$1,159,760
100,000	Blue Ash, OH Tax Increment Financing (Duke Realty)	5.000	12/01/2035	101,501
2,335,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875	06/01/2047	1,831,014
4,480,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.000	06/01/2042	3,618,272
70,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875	06/01/2030	57,859
1,000,000	Butler County, OH Hospital Facilities (Kettering Health Network/Kettering Medical Center Obligated Group)	6.375	04/01/2036	1,152,790
500,000	Butler County, OH Port Authority (Maple Knoll Communities)	7.000	07/01/2043	524,615
25,000	Cambridge, OH Multifamily Hsg. (Cambridge Heights)	6.150	01/20/2050	26,768
1,980,000	Centerville, OH Health Care (Bethany Lutheran Village)	5.750	11/01/2022	2,095,889
500,000	Cincinnati, OH GO	5.000	12/01/2036	561,240
155,000	Cleveland, OH Airport (Continental Airlines)	5.375	09/15/2027	155,546
205,000	Cleveland, OH Airport (Continental Airlines)	5.700	12/01/2019	206,007
1,000,000	Cleveland, OH Airport System	5.000	01/01/2031	1,096,310
495,000	Cleveland-Cuyahoga County, OH Port Authority	5.375	05/15/2019	495,450
785,000	Cleveland-Cuyahoga County, OH Port Authority (Fairmount Montessori Association)	5.125	05/15/2025	793,870
140,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)	5.750	05/15/2020	140,718
430,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)	5.800	05/15/2027	432,262
500,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)	5.000	11/15/2026	534,290
1,225,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)	6.500	11/15/2039	1,256,593
2,090,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)	5.375	11/15/2039	2,070,249
930,000	Columbus-Franklin County, OH Finance Authority, Series A	6.000	05/15/2035	969,553
360,000	Cuyahoga County, OH Economic Devel. (Medical Mart Center)	5.250	12/01/2025	412,708
400,000	Cuyahoga County, OH Hospital (Metro Health System)	5.500	02/15/2027	400,744
1,765,000	Cuyahoga County, OH Hospital Facilities (CSAHS- UHHS-Cuyahoga/Canton Obligated Group)	7.500	01/01/2030	1,767,718
200,000	Cuyahoga County, OH Multifamily (Allerton Apartments)	5.400	08/20/2048	208,004
1,000,000	Cuyahoga County, OH Multifamily (Vesta-Cleveland)	5.300	08/20/2034	1,002,880
405,000	Dayton, OH Airport (James M. Cox)	5.000	12/01/2027	448,173
700,000	Dayton-Montgomery County, OH Port Authority (Dayton Regional Bond Fund-Maverick)	5.125	05/15/2022	708,799
25,000	Felicity, OH Water System	6.875	08/01/2024	25,065

1  OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$100,000	Franklin County, OH (CHETH/CHETI/CHE/THC Obligated Group)	5.000%	06/01/2020	$100,387
5,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)	5.250	08/15/2018	5,003
55,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)	5.375	08/15/2028	54,259
15,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)	5.375	08/15/2028	14,798
95,000	Franklin County, OH Multifamily Hsg. (Agler Green)	5.800	05/20/2044	95,103
1,000,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000	07/01/2042	1,126,980
3,200,000	Greene County, OH (Greene Town Center)	8.000	12/01/2034	3,519,424
20,000	Greene County, OH University Hsg. (Central State University)	5.000	09/01/2024	19,401
55,000	Greene County, OH University Hsg. (Central State University)	5.100	09/01/2035	49,368
30,000	Greene County, OH University Hsg. (Central State University)	5.625	09/01/2032	29,177
55,000	Greene County, OH University Hsg. (Central State University)	5.375	09/01/2022	54,998
2,500,000	Grove City, OH Tax Increment Financing	5.375	12/01/2031	2,539,975
1,000,000	Hamilton County, OH Convention Facilities Authority	5.000	12/01/2033	1,090,260
2,025,000	Hamilton County, OH Hospital Facilities (Cincinnati Children’s Hospital Medical Center)[1]	5.000	05/15/2029	2,301,876
5,475,000	Hamilton County, OH Hospital Facilities (Cincinnati Children’s Hospital Medical Center)[1]	5.000	05/15/2028	6,267,394
200,000	Hancock County, OH Hospital (BV/BVHS/BVHF Obligated Group)	5.750	12/01/2026	231,510
47,000	Heath City, OH School District	6.375	12/01/2027	47,239
689,323	Hickory Chase, OH Community Authority Infrastructure Improvement[2,3]	7.000	12/01/2038	551,459
60,000	Highland Heights, OH GO	5.700	12/01/2020	60,235
525,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000	12/01/2032	512,689
200,000	Lorain County, OH Port Authority (Alumalloy LLC)	6.000	11/15/2025	197,106
15,000	Lucas County, OH (Metropolitan Sewer & Water District)	5.000	12/01/2018	15,060
5,000	Lucas County, OH (Metropolitan Sewer & Water District)	5.000	12/01/2018	5,020
20,000	Lucas County, OH GO	6.500	12/01/2016	20,105
500,000	Lucas County, OH Hospital (Promedica Healthcare)	5.750	11/15/2031	592,605
750,000	Lucas County, OH Hospital (Promedica Healthcare)	5.000	11/15/2029	840,525
300,000	Massillon, OH Parks & Recreation	5.000	12/01/2031	301,704
5,000	Meigs County, OH Industrial Devel. Revenue (Meigs Convalescent)	8.250	12/01/2016	5,031
500,000	Miami University, OH	5.000	09/01/2036	548,890
20,000	Montgomery County, OH (Catholic Health Initiatives)	5.000	05/01/2032	20,034
5,000	Montgomery County, OH (Catholic Health Initiatives)	5.000	05/01/2030	5,014
500,000	Montgomery County, OH (Miami Valley Hospital)	5.750	11/15/2023	586,425
55,000	Montgomery County, OH Multifamily Hsg. (Creekside Villas)	5.950	09/01/2019	55,142

2  OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Ohio (Continued)
$55,000	Montgomery County, OH Multifamily Hsg. (Creekside Villas)	6.000%		09/01/2031	$55,083
325,000	New Carlisle, OH (Twin Creek)	6.125		11/01/2026	334,204
500,000	OH Air Quality Devel. Authority (Columbus Southern Power)	5.800	[4]	12/01/2038	550,265
150,000	OH Economic Devel. (Ohio Enterprise Bond Fund - Toledo)	5.500		12/01/2019	164,691
25,000	OH Economic Devel. (Ohio Enterprise Bond Fund)	5.150		12/01/2017	25,383
125,000	OH Greater Cincinnati Elderly Hsg. Finance Corp. (Cambridge Apartments)[5]	6.600		08/01/2025	125,310
65,000	OH HFA (Residential Mtg.)	5.900		09/01/2023	67,052
65,000	OH HFA (Residential Mtg.)	6.200		09/01/2033	67,573
20,000	OH HFA (Residential Mtg.)	5.550		09/01/2028	20,428
225,000	OH HFA (Residential Mtg.)	6.125		09/01/2028	234,952
420,000	OH Higher Education Facility Commission (Ashland University)	6.250		09/01/2024	398,664
1,000,000	OH Higher Education Facility Commission (Kenyon University)	5.000		07/01/2041	1,095,600
1,000,000	OH Higher Education Facility Commission (University of Dayton)	5.000		12/01/2044	1,090,600
1,000,000	OH Higher Educational Facility Commission (Denison University)[5]	5.000		11/01/2034	1,130,980
500,000	OH Higher Educational Facility Commission (Kenyon College)	5.000		07/01/2037	547,935
9,899	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[6]	10.635		08/01/2025	7,736
100,000	OH Port Authority of Columbiana Solid Waste (Liberty Waste Transportation)[6,7]	7.125		08/01/2025	72,893
2,000,000	OH River South Authority (Lazarus Building Redevel)	5.750		12/01/2027	2,146,960
187,370	OH Western Reserve Port Authority Solid Waste Facility (Central Waste)[2]	6.350		07/01/2027	957
700,000	Olentangy, OH Local School District (School Facilities Construction & Improvement)	5.000		12/01/2036	778,820
225,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400		02/15/2034	159,543
5,000	Richland County, OH GO	5.400		12/01/2015	5,022
175,000	Ross County, OH Hospital (Adena Health System)	5.750		12/01/2028	195,844
200,000	Ross County, OH Hospital (Adena Health System)	5.500		12/01/2028	221,762
15,000	Seven Hills, OH GO	6.250		12/01/2020	15,046
785,000	Summit County, OH Port Authority	6.500		05/15/2039	832,822
990,000	Summit County, OH Port Authority (Cleveland Flats- East)	6.875		05/15/2040	1,115,413
750,000	Summit County, OH Port Authority (University of Akron Student Hsg.)	6.000		01/01/2036	870,652
805,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)	6.000		11/15/2027	850,008
690,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400		11/01/2036	342,164
1,000,000	University of Cincinnati, OH Receipts (Green Bond)	5.000		06/01/2041	1,109,290
165,000	Wapakoneta, OH Sewer	4.950		12/01/2018	165,277
1,500,000	Warren County, OH Port Authority (Corridor 75 Park)	7.500		12/01/2034	1,562,535

3  OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Ohio (Continued)
$245,000	Westlake, OH GO	5.000%		12/01/2021	$248,957
350,000	Wright, OH State University	5.000		05/01/2031	381,724

					63,110,988
U.S. Possessions—14.8%
750,000	Guam International Airport Authority	6.000		10/01/2034	869,355
205,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	176,778
2,770,000	Puerto Rico Children’s Trust Fund (TASC)	7.650	[8]	05/15/2050	220,492
1,250,000	Puerto Rico Commonwealth GO	6.500		07/01/2037	779,850
600,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	366,864
1,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	636,140
750,000	Puerto Rico Commonwealth GO	5.750		07/01/2028	477,195
500,000	Puerto Rico Electric Power Authority, Series A7	5.000		07/01/2042	270,765
135,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2027	74,007
80,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2029	43,650
80,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2030	43,548
90,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2031	48,869
750,000	Puerto Rico Electric Power Authority, Series TT7	5.000		07/01/2025	413,198
500,000	Puerto Rico Electric Power Authority, Series XX7	5.250		07/01/2040	270,765
415,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250		07/01/2026	228,067
500,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2030	335,805
1,015,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250		10/01/2024	725,684
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,258,856
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	82,206
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	82,253
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	82,313
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750		06/01/2029	29,045
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	76,589
250,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	156,490
10,000	Puerto Rico Public Buildings Authority	5.125		07/01/2024	5,934
1,000,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	578,670
500,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	258,845
1,500,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	751,740
500,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2039	256,255
500,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	315,875
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[9]	08/01/2032	503,620
165,000	V.I. Public Finance Authority (Matching Fund Loan Note)	6.750		10/01/2037	186,112

					10,605,835
Total Investments, at Value (Cost $75,555,923)—102.7%					73,716,823
Net Other Assets (Liabilities)—(2.7)					(1,915,525)

Net Assets—100.0%					$71,801,298

4  OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

3. Security received as the result of issuer reorganization.

4. Represents the current interest rate for a variable or increasing rate security.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2015. See Note 4 of the accompanying Notes.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

7. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

8. Zero coupon bond reflects effective yield on the date of purchase.

9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

BV	Blanchard Valley
BVHF	Blanchard Valley Health Foundation
BVHS	Blanchard Valley Health System
CHE	Catholic Health East
CHETH	CHE Trinity Health
CHETI	CHE Trinity Inc.
CSAHS	The Sisters of Charity of St. Augustine Health System
GO	General Obligation
HFA	Housing Finance Agency
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Reset Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
THC	Trinity Healthy Corp.
UHHS	University Hospitals Health System
V.I.	United States Virgin Islands

5  OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Rochester Ohio Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when

6  OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar

7  OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 30, 2015 based on valuation input level:

8  OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Ohio	$—	$62,558,572	$552,416	$63,110,988
U.S. Possessions	—	10,605,835	—	10,605,835
Total Assets	$—	$73,164,407	$552,416	$73,716,823

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the

9  OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal

10  OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not

11  OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense. At June 30, 2015, municipal bond holdings with a value of $8,569,270 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $5,625,000 in short-term floating rate securities issued and outstanding at that date.

At June 30, 2015, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 1,370,000	Hamilton County, OH Hospital Facilities (Cincinnati Children’s Hospital Medical Center) ROLs	18.174%	5/15/28	$2,162,394
505,000	Hamilton County, OH Hospital Facilities (Cincinnati Children’s Hospital Medical Center) ROLs	18.234	5/15/29	781,876

				$2,944,270

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $5,625,000 as of June 30, 2015.

12  OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,121,450
Sold securities	5,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2015 is as follows:

Cost	$186,347
Market Value	$552,416
Market value as % of Net Assets	0.77%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of June 30, 2015, securities with an aggregate market value of $1,465,762, representing 2.04% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

13  OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$70,020,862 [1]

Gross unrealized appreciation	$4,088,326
Gross unrealized depreciation	(5,927,426)

Net unrealized depreciation	$(1,839,100)

1. The Federal tax cost of securities does not include cost of $5,535,061, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

14  OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Ohio Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	8/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	8/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/10/2015